Exhibit 99.1

PRESS RELEASE For Immediate Release

Monolithic Power Systems Announces Results for the Third Quarter Ended September 30, 2018

KIRKLAND, WASHINGTON, October 25, 2018--Monolithic Power Systems, Inc. (MPS) (Nasdaq: MPWR), a leading company in high performance analog solutions, today announced financial results for the quarter ended September 30, 2018.

The results for the quarter ended September 30, 2018 are as follows:

●

Revenue was $160.0 million for the quarter ended September 30, 2018, a 14.5% increase from $139.8 million for the quarter ended June 30, 2018 and a 24.1% increase from $128.9 million for the quarter ended September 30, 2017.

●	GAAP gross margin was 55.6% for the quarter ended September 30, 2018, compared with 55.0% for the quarter ended September 30, 2017.
●

Non-GAAP (1) gross margin was 56.1% for the quarter ended September 30, 2018, excluding the impact of $0.5 million for stock-based compensation expense and $0.2 million for the amortization of acquisition-related intangible assets, compared with 55.7% for the quarter ended September 30, 2017, excluding the impact of $0.5 million for stock-based compensation expense and $0.5 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $55.5 million for the quarter ended September 30, 2018, compared with $47.0 million for the quarter ended September 30, 2017.
●

Non-GAAP (1) operating expenses were $40.5 million for the quarter ended September 30, 2018, excluding $14.4 million for stock-based compensation expense and $0.7 million for deferred compensation plan expense, compared with $32.9 million for the quarter ended September 30, 2017, excluding $13.5 million for stock-based compensation expense and $0.6 million for deferred compensation plan expense.

●	GAAP operating income was $33.5 million for the quarter ended September 30, 2018, compared with $23.8 million for the quarter ended September 30, 2017.
●

Non-GAAP (1) operating income was $49.2 million for the quarter ended September 30, 2018, excluding $14.8 million for stock-based compensation expense, $0.2 million for the amortization of acquisition-related intangible assets and $0.7 million for deferred compensation plan expense, compared with $38.9 million for the quarter ended September 30, 2017, excluding $14.0 million for stock-based compensation expense, $0.5 million for the amortization of acquisition-related intangible assets and $0.6 million for deferred compensation plan expense.

●	GAAP interest and other income, net was $2.7 million for the quarter ended September 30, 2018, compared with $1.3 million for the quarter ended September 30, 2017.
●

Non-GAAP (1) interest and other income, net was $2.0 million for the quarter ended September 30, 2018, excluding $0.7 million for deferred compensation plan income, compared with $0.6 million for the quarter ended September 30, 2017, excluding $0.6 million for deferred compensation plan income.

●	GAAP income before income taxes was $36.2 million for the quarter ended September 30, 2018, compared with $25.1 million for the quarter ended September 30, 2017.
●

Non-GAAP (1) income before income taxes was $51.2 million for the quarter ended September 30, 2018, excluding $14.8 million for stock-based compensation expense, $0.2 million for the amortization of acquisition-related intangible assets and $0.1 million for deferred compensation plan income, compared with $39.5 million for the quarter ended September 30, 2017, excluding $14.0 million for stock-based compensation expense, $0.5 million for the amortization of acquisition-related intangible assets, and $0.1 million for deferred compensation plan income.

●

GAAP net income was $31.6 million and GAAP earnings per share were $0.71 per diluted share for the quarter ended September 30, 2018. Comparatively, GAAP net income was $23.6 million and GAAP earnings per share were $0.54 per diluted share for the quarter ended September 30, 2017.

●

Non-GAAP (1) net income was $47.3 million and non-GAAP earnings per share were $1.06 per diluted share for the quarter ended September 30, 2018, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects, compared with non-GAAP net income of $36.6 million and non-GAAP earnings per share of $0.84 per diluted share for the quarter ended September 30, 2017, excluding stock-based compensation income, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects.

The results for the nine months ended September 30, 2018 are as follows:

●	Revenue was $428.9 million for the nine months ended September 30, 2018, a 25.6% increase from $341.5 million for the nine months ended September 30, 2017.
●	GAAP gross margin was 55.5% for the nine months ended September 30, 2018, compared with 54.8% for the nine months ended September 30, 2017.
●

Non-GAAP (1) gross margin was 56.0% for the nine months ended September 30, 2018, excluding the impact of $1.4 million for stock-based compensation expense and $0.6 million for the amortization of acquisition-related intangible assets, compared with 55.6% for the nine months ended September 30, 2017, excluding the impact of $1.3 million for stock-based compensation expense and $1.5 million for the amortization of acquisition-related intangible assets.

●	GAAP operating expenses were $157.7 million for the nine months ended September 30, 2018, compared with $134.8 million for the nine months ended September 30, 2017.
●

Non-GAAP (1) operating expenses were $112.4 million for the nine months ended September 30, 2018, excluding $44.4 million for stock-based compensation expense and $0.9 million for deferred compensation plan expense, compared with $93.3 million for the nine months ended September 30, 2017, excluding $39.5 million for stock-based compensation expense and $2.0 million for deferred compensation plan expense.

●	GAAP operating income was $80.4 million for the nine months ended September 30, 2018, compared with $52.4 million for the nine months ended September 30, 2017.
●

Non-GAAP (1) operating income was $127.7 million for the nine months ended September 30, 2018, excluding $45.8 million for stock-based compensation expense, $0.6 million for the amortization of acquisition-related intangible assets and $0.9 million for deferred compensation plan expense, compared with $96.7 million for the nine months ended September 30, 2017, excluding $40.8 million for stock-based compensation expense, $1.5 million for the amortization of acquisition-related intangible assets and $2.0 million for deferred compensation plan expense.

●	GAAP interest and other income, net was $5.4 million for the nine months ended September 30, 2018, compared with $3.9 million for the nine months ended September 30, 2017.
●

Non-GAAP (1) interest and other income, net was $4.4 million for the nine months ended September 30, 2018, excluding $0.9 million for deferred compensation plan income, compared with $2.0 million for the nine months ended September 30, 2017, excluding $1.9 million for deferred compensation plan income.

●	GAAP income before income taxes was $85.8 million for the nine months ended September 30, 2018, compared with $56.2 million for the nine months ended September 30, 2017.
●

Non-GAAP (1) income before income taxes was $132.2 million for the nine months ended September 30, 2018, excluding $45.8 million for stock-based compensation expense and $0.6 million for the amortization of acquisition-related intangible assets, compared with $98.6 million for the nine months ended September 30, 2017, excluding $40.8 million for stock-based compensation expense, $1.5 million for the amortization of acquisition-related intangible assets, and $0.1 million for deferred compensation plan expense.

●

GAAP net income was $77.6 million and GAAP earnings per share were $1.75 per diluted share for the nine months ended September 30, 2018. Comparatively, GAAP net income was $53.1 million and GAAP earnings per share were $1.22 per diluted share for the nine months ended September 30, 2017.

●

Non-GAAP (1) net income was $122.3 million and non-GAAP earnings per share were $2.75 per diluted share for the nine months ended September 30, 2018, excluding stock-based compensation expense, amortization of acquisition-related intangible assets, net deferred compensation plan income and related tax effects, compared with non-GAAP net income of $91.2 million and non-GAAP earnings per share of $2.10 per diluted share for the nine months ended September 30, 2017, excluding stock-based compensation income, amortization of acquisition-related intangible assets, net deferred compensation plan expense and related tax effects.

The following is a summary of revenue by end market for the periods indicated (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
End Market	2018	2017	2018	2017
Computing and storage	$47,658	$29,020	$115,584	$74,103
Automotive	19,785	12,857	57,857	38,042
Industrial	24,869	16,348	61,544	46,736
Communications	19,158	15,372	50,442	47,748
Consumer	48,505	55,342	143,458	134,870
Total	$159,975	$128,939	$428,885	$341,499

The following is a summary of revenue by product family for the periods indicated (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
Product Family	2018	2017	2018	2017
DC to DC	$147,727	$119,089	$394,492	$312,700
Lighting Control	12,248	9,850	34,393	28,799
Total	$159,975	$128,939	$428,885	$341,499

“As expected, we continued to execute according to our plan of diversification in both products and geographical markets. We grew in Greenfield segments, while gaining share in high value products in consumer and communications amongst the uncertainty in the market and geopolitical environment," said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’ financial targets for the fourth quarter ending December 31, 2018:

●	Revenue in the range of $151 million to $157 million.

●

GAAP gross margin between 55.2% and 56.2%. Non-GAAP (1) gross margin between 55.6% and 56.6%, which excludes an estimated impact of stock-based compensation expenses of 0.3% and amortization of acquisition-related intangible assets of 0.1%.

●

GAAP research and development (“R&D”) and selling, general and administrative (“SG&A”) expenses between $50.6 million and $55.6 million. Non-GAAP (1) R&D and SG&A expenses between $37.6 million and $40.6 million, which excludes an estimate of stock-based compensation expenses in the range of $13 million to $15 million.

●	Total stock-based compensation expense of $13.5 million to $15.5 million.

●	Interest and other income, net, of $1 million to $1.2 million before foreign exchange gains or losses.

●	Fully diluted shares outstanding between 44.6 million and 45.6 million.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP interest and other income, net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, interest and other income, net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States (GAAP). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, amortization of acquisition-related intangible assets, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP interest and other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense, amortization of acquisition-related intangible assets and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense and amortization of acquisition-related intangible assets. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS' core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Conference Call

MPS plans to conduct an investor teleconference covering its financial results at 3:00 p.m. PT / 6:00 p.m. ET, October 25, 2018. To access the conference call and the following replay of the conference call, go to http://ir.monolithicpower.com and click on the webcast link. From this site, you can listen to the teleconference, assuming that your computer system is configured properly. In addition to the webcast replay, which will be archived for all investors for one year on the MPS website, a phone replay will be available for seven days after the live call at (404) 537-3406, code number 1784676. This press release and any other information related to the call will also be posted on the website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, amortization of acquisition-related intangible assets, interest and other income, and diluted shares outstanding, (ii) our outlook for the long-term prospects of the company, including our performance against our business plan, revenue growth in certain of our market segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, and our expectations regarding market and industry segment trends and prospects, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, (vi) the impact of the 2017 Tax Act on our tax rate and provision; and (vii) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), (v), or (vi). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS' products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS' schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; our ability to manage our inventory levels; adverse changes in laws and government regulations, including in foreign countries where MPS has offices or operations; adverse events arising from orders of governmental entities, including such orders that impact our customers, and adopting of new or amended accounting standards; the effects of tariffs or other trade restrictions between the United States and China; the effect of catastrophic events; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS' financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified in MPS' Securities and Exchange Commission (SEC) filings, including, but not limited to, our annual report on Form 10-K filed with the SEC on March 1, 2018 and our quarterly report on Form 10-Q filed with the SEC on August 2, 2018. The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS' projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (MPS) provides small, highly energy efficient, easy-to-use power solutions for systems found in industrial applications, telecom infrastructures, cloud computing, automotive, and consumer applications. MPS' mission is to reduce total energy consumption in its customers' systems with green, practical, compact solutions. The company was founded by Michael Hsing in 1997 and is based in the United States. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	September 30,	December 31,
	2018	2017
ASSETS
Current assets:
Cash and cash equivalents	$131,094	$82,759
Short-term investments	216,754	216,331
Accounts receivable	59,887	38,037
Inventories	136,790	99,281
Other current assets	12,876	12,762
Total current assets	557,401	449,170
Property and equipment, net	147,497	144,636
Long-term investments	5,257	5,256
Goodwill	6,571	6,571
Acquisition-related intangible assets, net	308	951
Deferred tax assets, net	12,852	15,917
Other long-term assets	33,271	30,068
Total assets	$763,157	$652,569

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$27,603	$22,813
Accrued compensation and related benefits	22,996	15,597
Accrued liabilities	34,908	27,507
Total current liabilities	85,507	65,917
Income tax liabilities	31,173	31,621
Other long-term liabilities	36,313	33,024
Total liabilities	152,993	130,562
Commitments and contingencies
Stockholders' equity:
Common stock and additional paid-in capital, $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 42,408 and 41,614, respectively	435,085	376,586
Retained earnings	180,819	143,608
Accumulated other comprehensive income (loss)	(5,740)	1,813
Total stockholders’ equity	610,164	522,007
Total liabilities and stockholders’ equity	$763,157	$652,569

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Revenue	$159,975	$128,939	$428,885	$341,499
Cost of revenue	70,957	58,083	190,810	154,377
Gross profit	89,018	70,856	238,075	187,122
Operating expenses:
Research and development	25,630	21,442	70,720	60,629
Selling, general and administrative	29,552	25,255	85,431	73,219
Litigation expense	343	327	1,513	903
Total operating expenses	55,525	47,024	157,664	134,751
Income from operations	33,493	23,832	80,411	52,371
Interest and other income, net	2,714	1,255	5,387	3,873
Income before income taxes	36,207	25,087	85,798	56,244
Income tax provision	4,639	1,445	8,168	3,112
Net income	$31,568	$23,642	$77,630	$53,132

Net income per share:
Basic	$0.75	$0.57	$1.84	$1.29
Diluted	$0.71	$0.54	$1.75	$1.22
Weighted-average shares outstanding:
Basic	42,362	41,458	42,173	41,276
Diluted	44,669	43,486	44,450	43,384

Cash dividends declared per common share	$0.30	$0.20	$0.90	$0.60

SUPPLEMENTAL FINANCIAL INFORMATION

STOCK-BASED COMPENSATION EXPENSE

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Cost of revenue	$471	$453	$1,384	$1,264
Research and development	3,979	3,838	12,168	11,297
Selling, general and administrative	10,393	9,678	32,213	28,198
Total stock-based compensation expense	$14,843	$13,969	$45,765	$40,759

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(Unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net income	$31,568	$23,642	$77,630	$53,132
Net income as a percentage of revenue	19.7%	18.3%	18.1%	15.6%

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	14,843	13,969	45,765	40,759
Amortization of acquisition-related intangible assets	197	513	644	1,538
Deferred compensation plan (income) expense	(66)	(50)	(26)	90
Tax effect	800	(1,519)	(1,746)	(4,285)
Non-GAAP net income	$47,342	$36,555	$122,267	$91,234
Non-GAAP net income as a percentage of revenue	29.6%	28.4%	28.5%	26.7%

Non-GAAP net income per share:
Basic	$1.12	$0.88	$2.90	$2.21
Diluted	$1.06	$0.84	$2.75	$2.10

Shares used in the calculation of non-GAAP net income per share:
Basic	42,362	41,458	42,173	41,276
Diluted	44,669	43,486	44,450	43,384

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Gross profit	$89,018	$70,856	$238,075	$187,122
Gross margin	55.6%	55.0%	55.5%	54.8%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	471	453	1,384	1,264
Amortization of acquisition-related intangible assets	197	513	644	1,538
Non-GAAP gross profit	$89,686	$71,822	$240,103	$189,924
Non-GAAP gross margin	56.1%	55.7%	56.0%	55.6%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Total operating expenses	$55,525	$47,024	$157,664	$134,751

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(14,372)	(13,516)	(44,381)	(39,495)
Deferred compensation plan expense	(650)	(585)	(923)	(1,992)
Non-GAAP operating expenses	$40,503	$32,923	$112,360	$93,264

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Total operating income	$33,493	$23,832	$80,411	$52,371
Operating income as a percentage of revenue	20.9%	18.5%	18.7%	15.3%

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	14,843	13,969	45,765	40,759
Amortization of acquisition-related intangible assets	197	513	644	1,538
Deferred compensation plan expense	650	585	923	1,992
Non-GAAP operating income	$49,183	$38,899	$127,743	$96,660
Non-GAAP operating income as a percentage of revenue	30.7%	30.2%	29.8%	28.3%

RECONCILIATION OF INTEREST AND OTHER INCOME, NET, TO NON-GAAP INTEREST AND OTHER INCOME, NET

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Total interest and other income, net	$2,714	$1,255	$5,387	$3,873

Adjustments to reconcile interest and other income to non-GAAP interest and other income:
Deferred compensation plan income	(716)	(635)	(949)	(1,902)
Non-GAAP interest and other income, net	$1,998	$620	$4,438	$1,971

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES

(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Total income before income taxes	$36,207	$25,087	$85,798	$56,244

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation expense	14,843	13,969	45,765	40,759
Amortization of acquisition-related intangible assets	197	513	644	1,538
Deferred compensation plan (income) expense	(66)	(50)	(26)	90
Non-GAAP income before income taxes	$51,181	$39,519	$132,181	$98,631

2018 FOURTH QUARTER OUTLOOK

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN

(Unaudited)

	Three Months Ending
	December 31, 2018
	Low	High
Gross margin	55.2%	56.2%
Adjustments to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.3%	0.3%
Amortization of acquisition-related intangible assets	0.1%	0.1%
Non-GAAP gross margin	55.6%	56.6%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES

(Unaudited, in thousands)

	Three Months Ending
	December 31, 2018
	Low	High
R&D and SG&A expense	$50,600	$55,600
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(13,000)	(15,000)
Non-GAAP R&D and SG&A expense	$37,600	$40,600